UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)     March 30, 2006
                                                --------------------------------

        J.P. Morgan Chase Commercial Mortgage Securities Trust 2006-LDP6
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                         (Exact name of issuing entity)

             J.P. Morgan Chase Commercial Mortgage Securities Corp.
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           (Exact name of the depositor as specified in its charter)


    JPMorgan Chase Bank, N.A., Eurohypo AG, New York Branch, Nomura Credit &
           Capital, Inc., IXIS Real Estate Capital Inc. and PNC Bank,
                              National Association
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             (Exact name of sponsors as specified in their charters)


        Delaware                   333-126661-06             13-3789046
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(State or other jurisdiction  (Commission File Number      (IRS Employer
of incorporation of depositor)  of issuing entity)          Identification
                                                          No. of depositor)

            270 Park Avenue
            New York, New York                                    10017
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(Address of principal executive offices of depositor)    (Zip Code of depositor)



Depositor's telephone number, including area code      (212) 834-9280
                                                 -------------------------------


                                 Not Applicable
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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.
            ------------

      On March 30, 2006, J.P. Morgan Chase Commercial Mortgage Securities Corp. (the "Depositor") caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of March 1, 2006 (the "Pooling and Servicing Agreement"), by and among the Depositor, Midland Loan Services, Inc., as a master servicer, GMAC Commercial Mortgage Corporation, as a master servicer, LNR Partners, Inc., as special servicer, and Wells Fargo Bank, N.A., as trustee and as paying agent, of J.P. Morgan Chase Commercial Mortgage Securities Trust 2006-LDP6, Commercial Mortgage Pass-Through Certificates, Series 2006-LDP6 (the "Certificates"). The Class A-1, Class A-2, Class A-3FL, Class A-3B, Class A-4, Class A-SB, Class A-1A, Class A-M, Class A-J, Class X-2, Class B, Class C and Class D Certificates, having an aggregate initial principal amount of $1,978,742,000, were sold to J.P. Morgan Securities Inc., Nomura Securities International, Inc., EHY Securities (USA), LLC, IXIS Securities North America Inc., PNC Capital Markets LLC, Banc of America Securities LLC, Citigroup Global Markets Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated (collectively, the "Underwriters"), pursuant to an Underwriting Agreement, dated as of March 28, 2006, by and among the Company and the Underwriters.

      On March 30, 2006, the Class X-1, Class E, Class F, Class G, Class H, Class J, Class K, Class L, Class M, Class N, Class P, Class NR, Class R, Class S and Class LR Certificates (collectively, the "Private Certificates") were sold to J.P. Morgan Securities Inc., as initial purchaser pursuant to a Certificate Purchase Agreement, dated as of March 28, 2006, by and between the Depositor and J.P. Morgan Securities Inc. The Private Certificates were sold in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) of the Act. The net proceeds of the sale and placement, as applicable, of the Private Certificates were applied to the purchase of the mortgage loans by the Depositor from JPMorgan Chase Bank, National Association, Eurohypo AG, New York Branch, Nomura Credit & Capital, Inc., IXIS Real Estate Capital Inc. and PNC Bank, National Association.

      Attached as exhibits are certain agreements that were executed and delivered in connection with the issuance of the Certificates.

Item 9.01.  Financial Statements, Pro Forma Financial Information and Exhibits.
            ------------------------------------------------------------------

(c)   Exhibits

Exhibit 1 Underwriting Agreement, dated as of March 28, 2006, by and among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor and J.P. Morgan Securities Inc., for itself and as representative of Nomura Securities International, Inc., EHY Securities (USA), LLC, IXIS Securities North America Inc., PNC Capital Markets LLC, Banc of America Securities LLC, Citigroup Global Markets Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as underwriters.

Exhibit 4 Pooling and Servicing Agreement, dated as of March 1, 2006, by and among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Midland Loan Services, Inc., as a master servicer, GMAC Commercial Mortgage Corporation, as a master servicer, LNR Partners, Inc., as special servicer, and Wells Fargo Bank, N.A., as trustee and paying agent.

Exhibit 10.1 Mortgage Loan Purchase Agreement, dated as of March 1, 2006 between JPMorgan Chase Bank, National Association and J.P. Morgan Chase Commercial Mortgage Securities Corp., relating to the mortgage loans sold to the depositor by JPMorgan Chase Bank, National Association.

Exhibit 10.2 Mortgage Loan Purchase Agreement, dated as of March 1, 2006, between Eurohypo AG, New York Branch and J.P. Morgan Chase Commercial Mortgage Securities Corp., relating to the mortgage loans sold to the depositor by Eurohypo AG, New York Branch.

Exhibit 10.3 Mortgage Loan Purchase Agreement, dated as of March 1, 2006, between Nomura Credit & Capital, Inc. and J.P. Morgan Chase Commercial Mortgage Securities Corp., relating to the mortgage loans sold to the depositor by Nomura Credit & Capital, Inc.

Exhibit 10.4 Mortgage Loan Purchase Agreement, dated as of March 1, 2006, between IXIS Real Estate Capital Inc. and J.P. Morgan Chase Commercial Mortgage Securities Corp., relating to the mortgage loans sold to the depositor by IXIS Real Estate Capital Inc.

Exhibit 10.5 Mortgage Loan Purchase Agreement, dated as of March 1, 2006, between PNC Bank, National Association and J.P. Morgan Chase Commercial Mortgage Securities Corp., relating to the mortgage loans sold to the depositor by PNC Bank, National Association.

Exhibit 10.6 ISDA Master Agreement, dated as of March 30, 2006, between JPMorgan Chase Bank, National Association and J.P. Morgan Chase Commercial Mortgage Securities Trust 2006-LDP6.

Exhibit 10.7 Schedule to the ISDA Master Agreement, dated as of March 30, 2006, between JPMorgan Chase Bank, National Association and J.P. Morgan Chase Commercial Mortgage Securities Trust 2006-LDP6.

Exhibit 10.8 Confirmation for U.S. Dollar Interest Rate Swap Transaction under 1992 Master Agreement, dated as of March 30, 2006, between JPMorgan Chase Bank, National Association and J.P. Morgan Chase Commercial Mortgage Securities Trust 2006-LDP6.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: April 13, 2006                   J.P. MORGAN CHASE COMMERCIAL
                                          MORTGAGE SECURITIES CORP.



                                       By:      /s/ Charles Y. Lee
                                          --------------------------------------
                                          Name:    Charles Y. Lee
                                          Title:   Vice President

                                INDEX TO EXHIBITS

Item 601(a) of
Regulation S-K                                                   Paper (P) or
Exhibit No.               Description                            Electronic (E)
-----------               -----------                            --------------

1                         Underwriting Agreement, dated as of         (E)
                          March 28, 2006, by and among J.P.
                          Morgan Chase Commercial Mortgage
                          Securities Corp., as depositor and
                          J.P. Morgan Securities Inc., for
                          itself and as representative of
                          Nomura Securities International, Inc.,
                          EHY Securities (USA), LLC, IXIS
                          Securities North America Inc., PNC
                          Capital Markets LLC, Banc of America
                          Securities LLC, Citigroup Global
                          Markets Inc. and Merrill Lynch,
                          Pierce, Fenner & Smith Incorporated,
                          as underwriters.

4                         Pooling and Servicing Agreement,            (E)
                          dated as of March 1, 2006, by and
                          among J.P. Morgan Chase Commercial
                          Mortgage Securities Corp., as
                          depositor, Midland Loan Services,
                          Inc., as a master servicer, GMAC
                          Commercial Mortgage Corporation, as a
                          master servicer, LNR Partners, Inc.,
                          as special servicer, and Wells Fargo
                          Bank, N.A., as trustee and paying
                          agent.

10.1                      Mortgage Loan Purchase Agreement,           (E)
                          dated as of March 1, 2006 between
                          JPMorgan Chase Bank, National
                          Association and J.P. Morgan Chase
                          Commercial Mortgage Securities Corp.,
                          relating to the mortgage loans sold
                          to the depositor by JPMorgan Chase
                          Bank, National Association.

10.2                      Mortgage Loan Purchase Agreement,           (E)
                          dated as of March 1, 2006, between
                          Eurohypo AG, New York Branch and J.P.
                          Morgan Chase Commercial Mortgage
                          Securities Corp., relating to the
                          mortgage loans sold to the depositor
                          by Eurohypo AG, New York Branch.

10.3                      Mortgage Loan Purchase Agreement,           (E)
                          dated as of March 1, 2006, between
                          Nomura Credit & Capital, Inc. and
                          J.P. Morgan Chase Commercial Mortgage
                          Securities Corp., relating to the
                          mortgage loans sold to the depositor
                          by Nomura Credit & Capital, Inc.

10.4                      Mortgage Loan Purchase Agreement,           (E)
                          dated as of March 1, 2006, between
                          IXIS Real Estate Capital Inc. and
                          J.P. Morgan Chase Commercial Mortgage
                          Securities Corp., relating to the
                          mortgage loans sold to the depositor
                          by IXIS Real Estate Capital Inc.

10.5                      Mortgage Loan Purchase Agreement,           (E)
                          dated as of March 1, 2006, between
                          PNC Bank, National Association and
                          J.P. Morgan Chase Commercial Mortgage
                          Securities Corp., relating to the
                          mortgage loans sold to the depositor
                          by PNC Bank, National Association.

10.6                      ISDA Master Agreement, dated as of          (E)
                          March 30, 2006, between JPMorgan
                          Chase Bank, National Association and
                          J.P. Morgan Chase Commercial Mortgage
                          Securities Trust 2006-LDP6.

10.7                      Schedule to the ISDA Master                 (E)
                          Agreement, dated as of March 30,
                          2006, between JPMorgan Chase Bank,
                          National Association and J.P. Morgan
                          Chase Commercial Mortgage Securities
                          Trust 2006-LDP6.

10.8                      Confirmation for U.S. Dollar Interest       (E)
                          Rate Swap Transaction under 1992
                          Master Agreement, dated as of
                          March 30, 2006, between JPMorgan
                          Chase Bank, National Association and
                          J.P. Morgan Chase Commercial Mortgage
                          Securities Trust 2006-LDP6.